INCOME TAXES (Details Narrative)	6 Months Ended	12 Months Ended
	Jun. 30, 2026 USD ($)	Dec. 31, 2026	Jun. 30, 2026 CNY (¥)
Income Tax Disclosure [Abstract]
Income tax description		the Company’s Hong Kong subsidiary, Elong Power (Hong Kong) Holding Limited (“Elong Power (Hong Kong)”) is subject to 16.5% income tax on its taxable income generated from operations in Hong Kong. On December 29, 2017, Hong Kong government announced a two-tiered profit tax rate regime. Under the two-tiered tax rate regime, the first HK$2.0 million assessable profits will be subject to an 8.25% lower tax rate and remaining taxable income will continue to be taxed at the existing 16.5% tax rate.
Corporate income tax statutory rate	25.00%
Tax losses	$ 1,806,611		¥ 12,258,038